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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)  August 13, 2013


  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21496                  59-3779311
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01    Regulation FD Disclosure.


Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is filing herewith a press release issued on August 13, 2013, as
Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to announce that the Fund will host a conference call with Macquarie Capital Investment Management, LLC and Four Corners Capital Management, LLC, the Fund's investment sub-advisors, on TUESDAY, AUGUST 27, 2013, AT 4:15 P.M. EASTERN TIME. The purpose of the call is to hear the Fund's portfolio management team provide an update for the Fund.



Item 9.01    Financial Statements and Exhibits.


     (d)   Exhibits

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      August 13, 2013.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2013           MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                                 UTILITIES DIVIDEND & INCOME FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      August 13, 2013.